PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         STRONG RETIREMENT EQUITY FUNDS
                                     CLASS K

                        STRONG ADVISOR LARGE COMPANY CORE
                         STRONG ADVISOR U.S. VALUE FUND
                           STRONG DIVIDEND INCOME FUND
                             STRONG ENTERPRISE FUND
                               STRONG GROWTH FUND
                          STRONG GROWTH AND INCOME FUND
                           STRONG LARGE COMPANY GROWTH
                             STRONG OPPORTUNITY FUND

                 Supplement to the prospectus dated May 1, 2004

STRONG ADVISOR LARGE COMPANY CORE FUND
Effective immediately, Mr. Eric F. Crigler is the sole Portfolio Manager of the Strong Advisor Large Company Core Fund. Mr. Crigler's biography is found below.

     ERIC F. CRIGLER, CFA, manages the ADVISOR LARGE COMPANY CORE FUND. He has managed the Fund since May 2004. Mr. Crigler joined Strong in July 1996 and has earned the right to use the Chartered Financial Analyst(R)designation. Since January 1999, Mr. Crigler has been a manager of equity accounts. Mr. Crigler received his bachelor's degree in mathematics from Murray State University in 1990 and his master's of business administration degree in finance and economics from Indiana University in 1996.

STRONG LARGE COMPANY GROWTH FUND
Effective immediately, Mr. Thomas J. Pence, CFA, is the sole Portfolio Manager of the Strong Large Company Growth Fund. Mr. Pence's biography can be found on page 22 of the prospectus.

STRONG ADVISOR LARGE COMPANY CORE FUND
Effective June 7, 2004, the first full paragraph on page 1 of the prospectus under "What are the Funds' principal investment strategies?" is deleted and replaced with the following:

     The ADVISOR LARGE COMPANY CORE FUND invests, under normal conditions, at least 80% of its net assets in securities of large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings potential, discounted cash flows, or asset value, which may include income producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the manager attempts to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies' stock price by utilizing both internal and independent research regarding the expected growth, margin structure, and capital intensity of the business. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity.

STRONG LARGE COMPANY GROWTH FUND
Effectively June 7, 2004, the second paragraph on page 4 of the prospectus under "What are the Funds' principal investment strategies?" is deleted and replaced with the following:

     The LARGE COMPANY GROWTH FUND invests, under normal conditions, at least 80% of its net assets in securities of large-capitalization companies that its manager believes offer the potential for above-average earnings growth, which may include income-producing equity securities. To identify stocks that offer the opportunity for growth, the manager looks for stocks that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry). Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


             The date of this prospectus supplement is May 4, 2004.